UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

PERMAL

ALTERNATIVE SELECT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to provide investors with long term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Permal Alternative Select Fund for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

II	Permal Alternative Select Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 0.6% in 2015, compared to a contraction of -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate

Permal Alternative Select Fund	III

Investment commentary (cont’d)

to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, prior to the reporting period. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2014 through the end of the reporting period. The last reduction on October 23, 2015 pushed the rate down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Permal Alternative Select Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investors with long-term capital appreciation. This multimanager, multi-strategy fund seeks to achieve long-term capital appreciation while generating attractive risk-adjusted returns. The Fund will attempt to produce positive returns over a full market cycle, allocating assets to strategies that historically have had a low correlation to each other and may include Equity Hedge, Event Driven, Global Macro and Relative Value strategies. The Fund will also attempt to limit declines during equity market corrections with lower overall Fund volatility.

In seeking to meet its investment goal, the Fund implements a tactical asset allocation program of alternative strategies overseen by the Fund’s manager, Permal Asset Management LLC (“Permal” or the ”manager”), through which the Fund will allocate its assets among a number of alternative investment strategies implemented by multiple unaffiliated and affiliated investment subadvisers and trading advisors. Permal may also manage Fund assets directly to seek return, or to implement various market hedges.

Allocations to each of the investment strategies are expected to range from 0% to 50% of the Fund’s net assets. Multiple subadvisers may be utilized to gain access to different investment approaches within each category and Permal may manage Fund assets directly within each category. Ongoing decisions by Permal to allocate Fund assets among strategies will be based on a continuous evaluation of market conditions. Due to its assessment of prevailing market conditions, the manager may emphasize certain strategies and investment themes that the manager believes are more likely to produce positive returns.

The manager and the subadvisers implement the various alternative investment strategies by investing in a wide variety of securities of companies of any market capitalization and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets. The financial instruments in which the manager and the subadvisers may invest include, but are not limited to: common stock; preferred stock; rights and warrants to purchase common stock and depositary receipts; convertible debt; loans (including collateralized loan obligations (“CLOs”)); mortgage-backed securities, including collateralized mortgage obligations (“CMOs”); loan participations; trade claims; convertible securities; debt securities of governments (including the U.S. government) as well as their agencies and/or instrumentalities; debt securities of corporations throughout the world (including U.S. corporations); debt securities of any credit quality and maturity, including debt securities below investment grade; collateralized debt obligations (“CDOs”); collateralized bond obligations (“CBOs”); exchange traded notes (“ETNs”); investment companies, including exchange-traded funds (“ETFs”); partnership interests, including master limited partnerships (“MLPs”); royalty trusts; mortgage-backed and asset-backed securities; other pooled investment vehicles, including real estate investment trusts (“REITs”)i; foreign currencies; and repurchase agreements. The Fund may invest in private placements. The Fund may also invest in various types of derivatives, including swaps, such as credit default

Permal Alternative Select Fund 2015 Annual Report	1

Fund overview (cont’d)

swaps, total return swaps, interest rate swaps, swaps on credit indices and variance swaps, futures, options, forward contracts on currencies and commodities and indexed and inverse securities. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions.

The Fund may obtain synthetic exposure to investment strategies through the use of one or more total return swaps through which the Fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests representing a particular index sponsored by a third-party investment manager identified by the manager.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the Fund’s reporting period ending October 31, 2015, the S&P 500 Indexii was up 5.20%. Equity markets ended 2014 positively, with the S&P 500 Index climbing 2.31% over the final two months of the year as investors saw broadly positive U.S. earnings announcements and a favorable outcome in the U.S. mid-term elections, which saw the Republicans controlling the House and the Senate. In Europe, equity markets advanced on signals from the European Central Bank’s (“ECB”)iii President Mario Draghi that the central bank is ready to “step up the pressure” and expand its stimulus programs in the face of further weak Eurozone economic data. In Asia, Chinese equity markets advanced on news that the People’s Bank of China (“PBOC”) cut interest rates for the first time in more than two years as well as from the increased market liquidity from the newly-launched Shanghai-Hong Kong Stock Connect program. In Japan, despite disappointing third quarter gross domestic product (“GDP”)iv growth data, equity markets rallied on the back of positive earnings announcements and the weaker Japanese Yen. In the first half of 2015, the S&P 500 Index rose marginally returning 0.80% in the first quarter and 0.13% in the second quarter as the market balanced diminishing deflation concerns with a disappointing first quarter U.S. GDP figure. In Asia, Chinese equity markets shrugged off weak economic data, rising markedly, especially in April, from new measures to enhance market liquidity. Global equities reversed sharply in the third quarter of 2015 with the S&P 500 Index falling 6.59%. The sell-off was led by China as concerns about the country’s growth prospects came to the fore, which saw a return of market volatility. In the final month of the reporting period, volatility remained elevated as equities rebounded with the S&P 500 Index rising 8.39%.

Outside of U.S. equities, developed equity markets were generally positive while emerging markets fell with the commodity complex. The MSCI World Indexv was up 1.77% and the MSCI Emerging Markets Indexvi fell 14.53%. In fixed income and credit markets, the Barclays U.S. Aggregate Indexvii rose 1.96% and the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)viii rose 0.46%. Commodity markets sharply declined; the Bloomberg Commodity Indexix fell 25.72% during the reporting period.

2	Permal Alternative Select Fund 2015 Annual Report

We remain in the midst of a low growth, low inflation environment with many economies experiencing “secular stagnation.” In our view, this should provide ample opportunity for reflationary monetary policy to continue across many of the developed market economies: (1) In the U.S., it appears the Federal Reserve Board (“Fed”)x will be able to start the normalization process in December, pursue a slower path of tightening and end at a lower level of interest rates than in past cycles. (2) In Europe, a cyclical recovery appears to be underway aided by low oil prices, a weaker currency and continued monetary accommodation. (3) In Japan, a focus on structural reform in many sectors of the economy along with improved corporate governance and shareholder friendly initiatives is working in conjunction with accommodative monetary from the Bank of Japan. (4) In China, there are numerous supportive policy measures (fiscal, structural and monetary) available for an economy that continues to transition to a consumption driven model. In addition, the Fund’s Global Macro strategies allocation is well-placed to capitalize on the volatility across asset classes. We believe it should be a good environment for both discretionary managers and managed futures. Within equity markets, stock selection is key. Correlations are expected to decline after the sell-offs in August and September 2015. In our opinion, there is plenty of dispersion across sectors and within sectors for active stock picking to work well going forward. Event Driven strategies have been more challenging lately; however, in a subdued growth environment, mergers and acquisitions (“M&A”) is one way to grow and we expect the M&A environment to remain robust.

Q. How did we respond to these changing market conditions?

A. The Fund began the period with five different subadvisers across three different strategies. As of November 1, 2014, the Fund was overweight Global Macro almost entirely at the expense of Relative Value and just above market weight Equity Hedge and Event Driven relative to the HFRX Global Hedge Fund Indexxi weights. Global Macro was 40.7% of Fund net assets, Equity Hedge was 30.5% and Event Driven was 27.2%.

Both the relative and absolute weights remained fairly constant during the reporting period. While the Fund was hurt by the equity market volatility in the third quarter of 2015 and underperformed the HFRX Global Hedge Fund Index, the Fund rebounded in October outperforming the HFRX Global Hedge Fund Index. The total number of subadvisers available to the Fund remains at five. At the close of the reporting period on October 31, 2015, the Fund remained overweight Global Macro and just above market weight Equity Hedge and Event Driven relative to the HFRX Global Hedge Fund Index weights. Global Macro was 41.7% of Fund net assets, Equity Hedge was 30.1% and Event Driven was 26.8%. There was no allocation to Relative Value.

The Fund uses derivatives for a variety of reasons. During the reporting period, the Fund traded options, futures, swaps and foreign currency forward contracts. The net result of the Fund’s derivative trading activity, both in terms of realized and unrealized gains/losses, was a positive impact on Fund performance.

Performance review

For the twelve months ended October 31, 2015, Class A shares of Permal Alternative

Permal Alternative Select Fund 2015 Annual Report	3

Fund overview (cont’d)

Select Fund, excluding sales charges, returned -1.46%. The Fund’s unmanaged benchmarks, the HFRX Global Hedge Fund Index and the Citigroup 3-Month U.S. Treasury Bill Indexxii returned -2.05% and 0.02%, respectively, for the same period. The Lipper Alternative Multi-Strategy Funds Category Average1 returned 0.00% over the same time frame.

Performance Snapshot as of October 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Permal Alternative Select Fund:
Class A	-5.56%	-1.46%
Class C	-5.88%	-2.21%
Class FI	-5.56%	-1.47%
Class I	-5.35%	-1.22%
Class IS	-5.35%	-1.21%
HFRX Global Hedge Fund Index	-3.82%	-2.05%
Citigroup 3-Month U.S. Treasury Bill Index	0.01%	0.02%
Lipper Alternative Multi-Strategy Funds Category Average[1]	-2.58%	0.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 5.43%, 6.14%, 5.38%, 5.05% and 5.28%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short, to average net assets, is not expected to exceed 2.70% for Class A shares, 3.45% for Class C shares, 2.70% for Class FI shares, 2.45% for Class I shares and 2.30% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 223 funds for the six-month period and among the 170 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Permal Alternative Select Fund 2015 Annual Report

dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The overweight strategy allocation to Global Macro was a significant positive contributor to performance during the reporting period. The small overweight strategy allocation to Equity Hedge was also a marginal contributor to performance. Relative to the HFRX Global Hedge Fund Index, the Fund’s strategy allocation decisions were positive contributors to excess performance during the reporting period. From a manager selection perspective, the aggregate effect also added to excess returns above the HFRX Global Hedge Fund Index.

Q. What were the leading detractors from performance?

A. While all strategy allocations were positive contributors during the reporting period, two subadvisers did detract from performance. A discretionary global macro manager was negative during the reporting period primarily due to currency and equity trading in Europe and Japan. An equity hedge manager also had marginal negative performance effect due to long positions in several industrials and energy related companies.

Thank you for your investment in Permal Alternative Select Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Kaplan

Co-Portfolio Manager

Permal Asset Management LLC

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

Permal Asset Management LLC

November 17, 2015

RISKS: The Fund’s investment strategies and portfolio investments differ from those of many other mutual funds. The manager and the subadvisers may devote significant portions of the Fund’s assets to pursuing investment opportunities or strategies including through the use of derivatives that may create a form of investment leverage in the Fund. This approach to investing may make the Fund a more volatile investment than other mutual funds and cause the Fund to perform less favorably than other mutual funds under similar market or other conditions.

The Fund utilizes alternative hedge strategies which involve highly speculative investments that employ aggressive investment strategies and carry substantial risk. These investments are generally illiquid, difficult to value and may carry

Permal Alternative Select Fund 2015 Annual Report	5

Fund overview (cont’d)

significant restrictions for transferring assets. The Fund, and the subadvised strategies, may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s investments decline in value. The Fund and the subadvisers may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund, and some of the subadvisers may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each subadviser may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance strategies used by the Fund or subadvised funds will be successful. Equity securities are subject to price fluctuation and loss of principal. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities fall. High-yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default than higher-grade bonds. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

vi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

ix

The Bloomberg Commodity Index is designed to be a highly liquid and diversified benchmark for commodities investments. The index is made up of 22 exchange-traded futures on physical commodities and currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

[x]

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

xi

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

xii	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

6	Permal Alternative Select Fund 2015 Annual Report

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Fund’s securities sold short as of October 31, 2015 and October 31, 2014 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

Permal Alternative Select Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-5.56%	$1,000.00	$944.40	2.72%	$13.33	Class A	5.00%	$1,000.00	$1,011.49	2.72%	$13.79
Class C	-5.88	1,000.00	941.20	3.49	17.08	Class C	5.00	1,000.00	1,007.61	3.49	17.66
Class FI	-5.56	1,000.00	944.40	2.73	13.38	Class FI	5.00	1,000.00	1,011.44	2.73	13.84
Class I	-5.35	1,000.00	946.50	2.48	12.17	Class I	5.00	1,000.00	1,012.70	2.48	12.58
Class IS	-5.35	1,000.00	946.50	2.48	12.17	Class IS	5.00	1,000.00	1,012.70	2.48	12.58

8	Permal Alternative Select Fund 2015 Annual Report

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Permal Alternative Select Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/15	-1.46%	-2.21%	-1.47%	-1.22%	-1.21%
Inception* through 10/31/15	-0.62	-1.34	-0.63	-0.31	-0.30

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/15	-7.10%	-3.17%	-1.47%	-1.22%	-1.21%
Inception* through 10/31/15	-3.96	-1.34	-0.63	-0.31	-0.30

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/7/14 through 10/31/15)	-1.06%
Class C (Inception date of 2/7/14 through 10/31/15)	-2.31
Class FI (Inception date of 2/7/14 through 10/31/15)	-1.08
Class I (Inception date of 2/7/14 through 10/31/15)	-0.53
Class IS (Inception date of 2/7/14 through 10/31/15)	-0.51

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is February 7, 2014.

10	Permal Alternative Select Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Permal Alternative Select Fund vs. HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index† — February 7, 2014 - October 2015

Value of $1,000,000 invested in

Class I and IS Shares of Permal Alternative Select Fund vs. HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index† — February 7, 2014 - October 2015

Permal Alternative Select Fund 2015 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Permal Alternative Select Fund at inception on February 7, 2014, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2015. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury Bills. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Citigroup 3-Month U.S. Treasury Bill Index is as of month end January 31, 2014.

12	Permal Alternative Select Fund 2015 Annual Report

Consolidated schedule of investments

October 31, 2015

Permal Alternative Select Fund

Security	Shares	Value
Common Stocks — 36.7%
Consumer Discretionary — 11.5%
Auto Components — 3.7%
American Axle & Manufacturing Holdings Inc.	3,326	$73,704	*
Compagnie Generale des Etablissements Michelin	1,215	120,891	(a)
Faurecia	2,678	105,817	(a)
GKN PLC	14,606	64,525	(a)
Goodyear Tire & Rubber Co.	6,012	197,434	(b)
Koito Manufacturing Co., Ltd.	3,800	143,468	(a)
Lear Corp.	741	92,670
Magna International Inc.	1,365	71,977
NGK Spark Plug Co., Ltd.	4,600	111,953	(a)
Total Auto Components		982,439
Automobiles — 0.1%
General Motors Co.	251	8,762
Motors Liquidation Co. GUC Trust	1,589	25,742
Total Automobiles		34,504
Diversified Consumer Services — 0.1%
Service Corporation International	1,081	30,549
Hotels, Restaurants & Leisure — 1.5%
Caesars Acquisition Co., Class A Shares	740	5,417	*
Caesars Entertainment Corp.	2,144	17,259	*
ClubCorp Holdings Inc.	870	17,783
Hilton Worldwide Holdings Inc.	1,453	36,311
Intrawest Resorts Holdings Inc.	127	1,138	*
MGM Resorts International	4,139	95,983	*
OPAP SA	180	1,591	(a)
Pinnacle Entertainment Inc.	542	18,975	*
Planet Fitness Inc., Class A Shares	6,200	101,308	*
Starwood Hotels & Resorts Worldwide Inc.	1,180	94,247
Total Hotels, Restaurants & Leisure		390,012
Internet & Catalog Retail — 1.4%
Netflix Inc.	3,400	368,492	*(c)
Media — 1.2%
Clear Channel Outdoor Holdings Inc., Class A Shares	3,489	26,097	*
Comcast Corp., Class A Shares	1,261	78,964
Liberty Global PLC, Class A Shares	2,565	114,194	*
Time Warner Cable Inc.	550	104,170
Total Media		323,425

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	13

Consolidated schedule of investments (cont’d)

October 31, 2015

Permal Alternative Select Fund

Security	Shares	Value
Specialty Retail — 2.5%
Container Store Group Inc.	12,800	$146,048	*(c)
Office Depot Inc.	5,807	44,249	*
Restoration Hardware Holdings Inc.	2,750	283,498	*(c)
Tiffany & Co.	2,200	181,368
Vitamin Shoppe Inc.	807	23,153	*
Total Specialty Retail		678,316
Textiles, Apparel & Luxury Goods — 1.0%
Michael Kors Holdings Ltd.	7,200	278,208	*(c)
Total Consumer Discretionary		3,085,945
Consumer Staples — 0.6%
Food & Staples Retailing — 0.6%
Whole Foods Market Inc.	5,549	166,248
Energy — 0.6%
Energy Equipment & Services — 0.2%
Schlumberger Ltd.	700	54,712
Oil, Gas & Consumable Fuels — 0.4%
Antero Resources Corp.	3,000	70,710	*
Golar LNG Ltd.	1,200	34,812
Total Oil, Gas & Consumable Fuels		105,522
Total Energy		160,234
Financials — 2.1%
Banks — 0.1%
ICICI Bank Ltd., Sponsored ADR	1,557	13,421
Capital Markets — 0.6%
Apollo Global Management LLC, Class A Shares	4,779	87,312
Blackstone Group LP	398	13,158
Fortress Investment Group LLC, Class A Shares	9,231	51,786	(b)
Och-Ziff Capital Management Group LLC, Class A Shares	2,824	19,768
PJT Partners Inc., Class A Shares	15	323	*
Total Capital Markets		172,347
Consumer Finance — 0.1%
Ally Financial Inc.	49	976	*
Navient Corp.	984	12,979
Santander Consumer USA Holdings Inc.	1,307	23,539	*
Total Consumer Finance		37,494
Diversified Financial Services — 0.4%
WL Ross Holding Corp.	10,000	100,200	*

See Notes to Consolidated Financial Statements.

14	Permal Alternative Select Fund 2015 Annual Report

Permal Alternative Select Fund

Security	Shares	Value
Insurance — 0.1%
Ambac Financial Group Inc.	1,211	$19,558	*
Real Estate Investment Trusts (REITs) — 0.8%
Campus Crest Communities Inc.	31,899	211,490
Total Financials		554,510
Health Care — 6.7%
Biotechnology — 1.7%
Alder Biopharmaceuticals Inc.	1,400	44,772	*
Alexion Pharmaceuticals Inc.	750	132,000	*
Dynavax Technologies Corp.	2,900	65,859	*
Gilead Sciences Inc.	376	40,657
Radius Health Inc.	600	38,538	*
Sage Therapeutics Inc.	2,100	105,483	*
Vertex Pharmaceuticals Inc.	204	25,447	*
Total Biotechnology		452,756
Health Care Equipment & Supplies — 0.2%
Medtronic PLC	627	46,348
Health Care Providers & Services — 0.8%
Brookdale Senior Living Inc.	6,064	126,798	*
McKesson Corp.	500	89,400
Total Health Care Providers & Services		216,198
Pharmaceuticals — 4.0%
Allergan PLC	1,150	354,741	*(c)
Bristol-Myers Squibb Co.	1,900	125,305
GlaxoSmithKline PLC, Sponsored ADR	4,300	185,158
Perrigo Co. PLC	196	30,917
Teva Pharmaceutical Industries Ltd., Sponsored ADR	6,250	369,937
Total Pharmaceuticals		1,066,058
Total Health Care		1,781,360
Industrials — 5.1%
Aerospace & Defense — 0.9%
Airbus Group SE	126	8,755	(a)
Huntington Ingalls Industries Inc.	550	65,967
Triumph Group Inc.	3,561	165,871	(b)
Total Aerospace & Defense		240,593
Airlines — 0.8%
Virgin America Inc.	5,600	199,416	*
Building Products — 0.0%
Simpson Manufacturing Co. Inc.	23	874

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	15

Consolidated schedule of investments (cont’d)

October 31, 2015

Permal Alternative Select Fund

Security	Shares	Value
Commercial Services & Supplies — 0.1%
De La Rue PLC	4,171	$29,681	(a)
Electrical Equipment — 0.3%
SolarCity Corp.	2,932	86,934	*
Machinery — 1.7%
Crane Co.	1,364	71,801
Kennametal Inc.	488	13,723
Kurita Water Industries Ltd.	3,800	85,637	(a)
Oshkosh Corp.	1,855	76,222
SKF AB, Class B Shares	5,631	98,778	(a)
Timken Co.	1,502	47,463
Trinity Industries Inc.	1,836	49,700
Total Machinery		443,324
Road & Rail — 0.3%
Avis Budget Group Inc.	460	22,973	*
CSX Corp.	2,491	67,232
Total Road & Rail		90,205
Trading Companies & Distributors — 1.0%
Air Lease Corp.	4,300	144,953
WESCO International Inc.	2,424	118,606	*(b)
Total Trading Companies & Distributors		263,559
Total Industrials		1,354,586
Information Technology — 7.7%
Electronic Equipment, Instruments & Components — 0.9%
Anixter International Inc.	1,290	88,468	*
CDW Corp.	106	4,737
Ingram Micro Inc., Class A Shares	5,239	156,018
Total Electronic Equipment, Instruments & Components		249,223
Internet Software & Services — 3.9%
Cornerstone OnDemand Inc.	4,300	135,450	*
Cvent Inc.	4,600	145,406	*
LinkedIn Corp., Class A Shares	1,250	301,087	*
Yahoo! Inc.	4,500	160,290	*
Yelp Inc.	13,500	300,375	*(c)
Total Internet Software & Services		1,042,608
IT Services — 0.8%
Atos SE	1,617	128,842	(a)
ITOCHU Techno-Solutions Corp.	3,400	74,328	(a)
Total IT Services		203,170

See Notes to Consolidated Financial Statements.

16	Permal Alternative Select Fund 2015 Annual Report

Permal Alternative Select Fund

Security		Shares	Value
Semiconductors & Semiconductor Equipment — 0.0%
SunEdison Inc.		470	$3,431	*
Software — 2.0%
Autodesk Inc.		3,100	171,089	*
CDK Global Inc.		1,725	85,888
MicroStrategy Inc., Class A Shares		1,550	266,708	*(c)
Total Software			523,685
Technology Hardware, Storage & Peripherals — 0.1%
EMC Corp.		1,125	29,498
Total Information Technology			2,051,615
Materials — 2.1%
Chemicals — 1.2%
Arkema SA		1,463	106,881	(a)
FMC Corp.		5,135	209,046	(b)
Total Chemicals			315,927
Containers & Packaging — 0.8%
Owens-Illinois Inc.		10,887	234,615	*(b)
Metals & Mining — 0.1%
Barrick Gold Corp.		1,511	11,619
Freeport-McMoRan Inc.		1,101	12,959
Total Metals & Mining			24,578
Total Materials			575,120
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
China Mobile Ltd., Sponsored ADR		296	17,852
Utilities — 0.2%
Independent Power and Renewable Electricity Producers — 0.2%
Terraform Global Inc., Class A Shares		215	1,640	*
Vivint Solar Inc.		3,471	41,062	*
Total Utilities			42,702
Total Common Stocks (Cost — $10,324,113)			9,790,172

	Rate
Convertible Preferred Stocks — 0.2%
Information Technology — 0.2%
Semiconductors & Semiconductor Equipment — 0.2%
SunEdison Inc. (Cost — $66,474)	6.750%	67	45,187	(a)

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	17

Consolidated schedule of investments (cont’d)

October 31, 2015

Permal Alternative Select Fund

Security	Rate		Shares	Value
Preferred Stocks — 0.1%
Financials — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
Campus Crest Communities Inc.	8.000%		1,260	$33,138
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	5.570%		103	363	*
Federal Home Loan Mortgage Corp. (FHLMC)	5.900%		99	342	*
Federal National Mortgage Association (FNMA)	0.000%		207	714	*(d)
Total Thrifts & Mortgage Finance				1,419
Total Preferred Stocks (Cost — $32,065)				34,557

			Units
Statutory Trust Certificates — 0.1%
Rescap Liquidating Trust (Cost — $27,609)			2,666	25,060

		Maturity Date	Face Amount†
Convertible Bonds & Notes — 1.3%
Financials — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
Starwood Waypoint Residential Trust, Senior Bonds	3.000%	7/1/19	35,000	34,278
Industrials — 0.8%
Electrical Equipment — 0.8%
SolarCity Corp., Senior Bonds	1.625%	11/1/19	280,000	195,650	(b)(e)
SolarCity Corp., Senior Notes	2.750%	11/1/18	5,000	4,069
Total Industrials				199,719
Information Technology — 0.4%
Semiconductors & Semiconductor Equipment — 0.4%
SunEdison Inc., Senior Bonds	2.000%	10/1/18	15,000	11,475
SunEdison Inc., Senior Notes	0.250%	1/15/20	15,000	8,015	(e)
SunEdison Inc., Senior Notes	2.375%	4/15/22	60,000	32,100	(e)
SunEdison Inc., Senior Notes	2.625%	6/1/23	50,000	23,531	(e)
SunEdison Inc., Senior Notes	3.375%	6/1/25	65,000	30,469	(e)
Total Information Technology				105,590
Total Convertible Bonds & Notes (Cost — $454,168)				339,587
Corporate Bonds & Notes — 14.4%
Consumer Discretionary — 7.4%
Hotels, Restaurants & Leisure — 2.1%
Caesars Entertainment Operating Co. Inc., Secured Bonds	10.000%	12/15/18	4,967	1,502	*(f)
Caesars Entertainment Operating Co. Inc., Secured Notes	10.000%	12/15/18	325,000	97,500	*(f)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	355,000	283,112	*(f)

See Notes to Consolidated Financial Statements.

18	Permal Alternative Select Fund 2015 Annual Report

Permal Alternative Select Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	5,000		$4,063	*(f)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	205,000		166,050	*(f)
Yum! Brands Inc., Senior Bonds	6.875%	11/15/37	25,000		22,387
Total Hotels, Restaurants & Leisure					574,614
Household Durables — 0.1%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	20,000		19,525
Media — 4.4%
Altice Luxembourg SA, Senior Notes	7.625%	2/15/25	380,000		350,360	(e)
iHeartCommunications Inc., Senior Secured Notes	9.000%	3/1/21	55,000		45,444
iHeartCommunications Inc., Senior Secured Notes	11.250%	3/1/21	125,000		107,344	(b)
iHeartCommunications Inc., Senior Secured Notes	9.000%	9/15/22	185,000		151,931	(b)
iHeartCommunications Inc., Senior Secured Notes	10.625%	3/15/23	42,000		35,385
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	200,000		201,000	(e)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	200,000		200,500	(e)
Radio One Inc., Senior Secured Notes	7.375%	4/15/22	70,000		65,362	(e)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	5,000		5,432
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	10,000		10,248
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	5,000		5,894
Total Media					1,178,900
Specialty Retail — 0.4%
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	110,000		103,538	(e)
Textiles, Apparel & Luxury Goods — 0.4%
Boardriders SA, Senior Notes	8.875%	12/15/17	100,000	EUR	96,549	(g)
Total Consumer Discretionary					1,973,126
Consumer Staples — 1.8%
Food & Staples Retailing — 1.8%
New Albertsons Inc., Senior Bonds	7.750%	6/15/26	10,000		9,900
New Albertsons Inc., Senior Bonds	7.450%	8/1/29	40,000		39,200
New Albertsons Inc., Senior Bonds	8.700%	5/1/30	10,000		10,300
New Albertsons Inc., Senior Bonds	8.000%	5/1/31	140,000		138,600
New Albertsons Inc., Senior Notes	7.110%	7/22/27	60,000		52,200	(h)
New Albertsons Inc., Senior Notes	7.150%	7/23/27	5,000		4,162	(h)
New Albertsons Inc., Senior Notes	6.570%	2/23/28	210,000		178,500	(h)
New Albertsons Inc., Senior Notes	6.520%	4/10/28	40,000		33,700	(h)
Total Consumer Staples					466,562

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	19

Consolidated schedule of investments (cont’d)

October 31, 2015

Permal Alternative Select Fund

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 1.7%
Capital Markets — 0.7%
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	345,000		$25,961	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	70,000		5,036	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	100,000		7,195	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	200,000		11,495	*(a)
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	100,000		7,445	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	57,000		4,101	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	50,000		3,598	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	124,000		8,922	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	50,000		3,598	*
Lehman Brothers Holdings Inc., Senior Notes	7.875%	5/8/18	700,000	GBP	97,121	*(f)
Total Capital Markets					174,472
Insurance — 1.0%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	261,725		279,391	*(e)(f)
Total Financials					453,863
Industrials — 1.1%
Aerospace & Defense — 1.1%
DynCorp International Inc., Senior Notes	10.375%	7/1/17	380,000		302,100
Information Technology — 0.0%
Technology Hardware, Storage & Peripherals — 0.0%
Riverbed Technology Inc., Senior Notes	8.875%	3/1/23	5,000		4,669	(e)
Materials — 1.9%
Metals & Mining — 1.9%
Consolidated Minerals Ltd., Senior Secured Notes	8.000%	5/15/20	200,000		141,000	(e)
First Quantum Minerals Ltd., Senior Notes	7.250%	5/15/22	220,000		161,562	(e)
HudBay Minerals Inc., Senior Notes	9.500%	10/1/20	180,000		157,950	(b)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	90,000		38,250
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	10,000		4,838
Total Materials					503,600
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
Intelsat Luxembourg SA, Senior Bonds	6.750%	6/1/18	150,000		133,875
Total Corporate Bonds & Notes (Cost — $4,206,011)					3,837,795
Municipal Bonds — 1.3%
Puerto Rico — 1.3%
Puerto Rico Commonwealth, GO, Public Improvement	5.125%	7/1/37	25,000		15,625	(h)
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/33	35,000		21,962	(h)
Puerto Rico Commonwealth, GO, Public Improvement	5.125%	7/1/31	5,000		3,169	(h)

See Notes to Consolidated Financial Statements.

20	Permal Alternative Select Fund 2015 Annual Report

Permal Alternative Select Fund

Security	Rate	Maturity Date	Face Amount†	Value
Puerto Rico — continued
Puerto Rico Public Buildings Authority Revenue, GTD Commonwealth, Qualified Zone Academy Bonds — Direct Payment	5.600%	7/1/30	350,000	$211,750	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/36	5,000	2,881	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/38	30,000	17,250	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/39	10,000	5,738	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/37	95,000	54,744	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/38	5,000	2,875	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	25,000	15,625	(h)
Total Municipal Bonds (Cost — $412,711)				351,619

		Expiration Date	Contracts
Purchased Options — 1.3%
Autodesk Inc., Call @ $60.00		1/20/17	19	11,210
Concho Resources Inc., Call @ $95.00		1/15/16	12	27,780
Ebay Inc., Call @ $60.00		1/15/16	28	15,120
Golar LNG Ltd., Call @ $60.00		1/15/16	4	30
Google Inc., Call @ $500.00		1/15/16	4	95,520
LinkedIn Corp., Call @ $220.00		1/15/16	7	18,725
MasterCard Inc., Call @ $72.00		1/15/16	17	47,643
Michael Kors Holdings Ltd., Call @ $60.00		1/20/17	24	3,540
Restoration Hardware Holdings Inc., Call @ $105.00		1/20/17	5	7,250
Schlumberger Ltd., Call @ $115.00		1/15/16	2	3
Starbucks Corp., Call @ $36.25		1/15/16	38	101,555
Tiffany & Co., Call @ $80.00		1/15/16	10	5,650
Tiffany & Co., Call @ $85.00		1/20/17	14	11,298
U.S. Dollar/Japanese Yen, Call @ 119.50 JPY		11/18/15	854,900	11,016
Whole Foods Market Inc., Call @ $33.00		1/20/17	14	4,158
Yelp Inc., Call @ $35.00		1/15/16	31	310
Total Purchased Options (Cost — $169,828)				360,808

			Warrants
Warrants — 0.0%
WL Ross Holding Corp. (Cost — $7,860)		6/11/19	10,000	6,800	*
Total Investments before Short-Term Investments (Cost — $15,700,839)				14,791,585

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	21

Consolidated schedule of investments (cont’d)

October 31, 2015

Permal Alternative Select Fund

Security	Rate	Shares	Value
Short-Term Investments — 19.7%
State Street Institutional Investment Trust Treasury Money Market Fund, Premier Class	0.000%	4,709,189	$4,709,189
State Street Institutional Investment Trust Treasury Plus Fund, Premier Class	0.000%	300,314	300,314
State Street Institutional Liquid Reserves Fund, Premier Class	0.137%	241,035	241,035
Total Short-Term Investments (Cost — $5,250,538)			5,250,538
Total Investments — 75.1% (Cost — $20,951,377#)			20,042,123
Other Assets in Excess of Liabilities — 24.9%			6,658,661
Total Net Assets — 100.0%			$26,700,784

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(c)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	The coupon payment on these securities is currently in default as of October 31, 2015.

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(h)	Illiquid security (unaudited).

#	Aggregate cost for federal income tax purposes is $21,217,266.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ETF	— Exchange Traded Fund
EUR	— Euro
GBP	— British Pound
GO	— General Obligation
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

22	Permal Alternative Select Fund 2015 Annual Report

Permal Alternative Select Fund

Security	Shares	Value
Securities Sold Short‡
Common Stocks — (6.0)%
Consumer Discretionary — (0.2)%
Hotels, Restaurants & Leisure — (0.1)%
Chipotle Mexican Grill Inc.	(6)	$(3,842	) *
Panera Bread Co., Class A Shares	(14)	(2,483	) *
Starbucks Corp.	(90)	(5,631)
Texas Roadhouse Inc., Class A Shares	(113)	(3,882)
Total Hotels, Restaurants & Leisure		(15,838)
Specialty Retail — (0.1)%
L Brands Inc.	(66)	(6,335)
Restoration Hardware Holdings Inc.	(67)	(6,907	) *
Ross Stores Inc.	(40)	(2,023)
Staples Inc.	(1,268)	(16,471)
TJX Cos. Inc.	(73)	(5,343)
Total Specialty Retail		(37,079)
Total Consumer Discretionary		(52,917)
Consumer Staples — (0.0)%
Food & Staples Retailing — (0.0)%
Kroger Co.	(140)	(5,292)
Exchange-Traded Funds — (5.0)%
iShares Trust — iShares MSCI Japan Index Fund	(17,173)	(211,571)
SPDR S&P 500 ETF Trust	(1,502)	(312,311)
SPDR S&P Midcap 400 ETF Trust	(1,155)	(303,430)
The Select Sector SPDR Trust — The Energy Select Sector SPDR Fund	(3,336)	(226,948)
Vanguard FTSE Europe ETF	(5,344)	(278,316)
Total Exchange-Traded Funds		(1,332,576)
Financials — (0.0)%
Real Estate Investment Trusts (REITs) — (0.0)%
Starwood Waypoint Residential Trust	(159)	(3,911)
Industrials — (0.3)%
Aerospace & Defense — (0.1)%
Boeing Co.	(204)	(30,206)
Electrical Equipment — (0.2)%
SolarCity Corp.	(1,444)	(42,815	) *
Total Industrials		(73,021)
Information Technology — (0.5)%
Internet Software & Services — (0.4)%
Alibaba Group Holding Ltd., Sponsored ADR	(1,180)	(98,919	) *

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	23

Consolidated schedule of investments (cont’d)

October 31, 2015

Permal Alternative Select Fund

Security			Shares	Value
Semiconductors & Semiconductor Equipment — (0.1)%
SunEdison Inc.			(4,226)	$(30,850	) *
Total Information Technology				(129,769)
Total Common Stocks (Proceeds — $(1,638,863))				(1,597,486)

	Rate	Maturity Date	Face Amount†
Corporate Bonds & Notes — (0.0)%
Utilities — (0.0)%
Independent Power and Renewable Electricity Producers — (0.0)%
AES Corp., Senior Notes	8.000%	6/1/20	(5,000)	(5,587)
AES Corp., Senior Notes	7.375%	7/1/21	(5,000)	(5,350)
Total Corporate Bonds & Notes (Proceeds — $(10,679))				(10,937)
Total Securities Sold Short (Proceeds — $(1,649,542))				(1,608,423)

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentages indicated are based on net assets.

See Notes to Consolidated Financial Statements.

24	Permal Alternative Select Fund 2015 Annual Report

Permal Alternative Select Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Autodesk Inc., Put	1/20/17	$35.00	19	$2,081
Concho Resources Inc., Call	1/15/16	115.00	12	10,200
Concho Resources Inc., Put	1/15/16	70.00	12	330
Ebay Inc., Call	1/15/16	70.00	28	2,114
Ebay Inc., Put	1/15/16	50.00	28	728
Golar LNG Ltd., Put	1/15/16	40.00	12	14,340
Google Inc., Call	1/15/16	575.00	4	65,900
Google Inc., Put	1/15/16	450.00	4	240
L Brands Inc., Put	1/15/16	44.50	19	95
Mastercard Inc., Call	1/15/16	82.00	17	32,555
Mastercard Inc., Put	1/15/16	62.00	17	153
Restoration Hardware Holdings Inc., Call	1/20/17	125.00	5	3,850
Restoration Hardware Holdings Inc., Put	1/20/17	75.00	7	3,535
Schlumberger Ltd., Put	1/15/16	85.00	4	3,260
Starbucks Corp., Call	1/15/16	41.25	37	80,845
Starbucks Corp., Put	1/15/16	30.00	38	114
Tiffany & Co., Call	1/15/16	100.00	10	280
Tiffany & Co., Call	1/20/17	115.00	14	1,960
Tiffany & Co., Put	1/15/16	75.00	10	2,000
Tiffany & Co., Put	1/20/17	65.00	14	5,180
Whole Foods Market Inc., Call	1/20/17	45.00	14	994
Whole Foods Market Inc., Put	1/20/17	28.00	21	7,350
Yelp Inc., Put	1/15/16	50.00	10	28,250
Total Written Options (Premiums received — $147,986)				$266,354

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	25

Consolidated statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $20,951,377)	$20,042,123
Foreign currency, at value (Cost — $14,699)	14,591
Cash	6,184,612
Deposits with brokers for securities sold short	1,586,812
Deposits with brokers for open futures contracts	299,945
Deposits with brokers for written options	245,000
Receivable for Fund shares sold	222,847
Deposits with brokers for forward foreign currency contracts	210,500
Receivable for securities sold	120,367
Foreign currency collateral for open futures contracts, at value (Cost — $93,302)	93,538
Interest and dividends receivable	87,398
OTC swaps, at value	85,105
Receivable from broker — variation margin on open futures contracts	84,235
Unrealized appreciation on forward foreign currency contracts	57,266
Receivable for open OTC swap contracts	6
Prepaid expenses	22,787
Total Assets	29,357,132

Liabilities:
Investments sold short, at value (proceeds received — $1,649,542)	1,608,423
Written options, at value (premiums received — $147,986)	266,354
Payable for securities purchased	235,323
Foreign currency collateral from brokers for open futures contracts, at value (Cost — $184,281)	183,999
OTC swaps, at value (premiums received — $528)	42,869
Unrealized depreciation on forward foreign currency contracts	29,120
Investment management fee payable	2,812
Service and/or distribution fees payable	1,705
Payable for Fund shares repurchased	401
Dividend payable on securities sold short	301
Payable for open OTC swap contracts	222
Trustees’ fees payable	116
Accrued expenses	284,703
Total Liabilities	2,656,348
Total Net Assets	$26,700,784

Net Assets:
Par value (Note 6)	$28
Paid-in capital in excess of par value	27,435,042
Overdistributed net investment income	(28,288)
Accumulated net realized gain on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	126,770
Net unrealized depreciation on investments, futures contracts, written options, short sales, swap contracts and foreign currencies	(832,768)
Total Net Assets	$26,700,784

See Notes to Consolidated Financial Statements.

26	Permal Alternative Select Fund 2015 Annual Report

Net Assets:
Class A	$2,168,152
Class C	$987,205
Class FI	$1,973,637
Class I	$21,551,903
Class IS	$19,887

Shares Outstanding:
Class A	225,353
Class C	103,425
Class FI	205,169
Class I	2,233,752
Class IS	2,062

Net Asset Value:
Class A (and redemption price)	$9.62
Class C*	$9.55
Class FI (and redemption price)	$9.62
Class I (and redemption price)	$9.65
Class IS (and redemption price)	$9.65
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.21

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	27

Consolidated statement of operations

For the Year Ended October 31, 2015

Investment Income:
Interest	$311,698
Dividends	79,867
Less: Foreign taxes withheld	(3,388)
Total Investment Income	388,177

Expenses:
Investment management fee (Note 2)	481,078
Custody fees	409,030
Legal fees	95,092
Audit and tax fees	71,375
Registration fees	62,782
Compliance fees	53,643
Dividend expense on securities sold short	35,677
Commodity pool reports	32,530
Fund accounting fees	23,668
Administration fees (Notes 2 and 5)	22,788
Service and/or distribution fees (Notes 2 and 5)	20,883
Interest expense on securities sold short	16,905
Shareholder reports	4,296
Transfer agent fees (Note 5)	2,170
Trustees’ fees	1,645
Insurance	1,003
Miscellaneous expenses	5,535
Total Expenses	1,340,100
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(683,523)
Net Expenses	656,577
Net Investment Loss	(268,400)

See Notes to Consolidated Financial Statements.

28	Permal Alternative Select Fund 2015 Annual Report

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	$367,747
Futures contracts	31,069
Written options	(66,190)
Securities sold short	(662)
Swap contracts	2,170
Foreign currency transactions	358,215
Net Realized Gain	692,349
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(787,539)
Futures contracts	48,669
Written options	(93,429)
Securities sold short	35,516
Swap contracts	56,010
Foreign currencies	(63,907)
Change in Net Unrealized Appreciation (Depreciation)	(804,680)
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(112,331)
Decrease in Net Assets from Operations	$(380,731)

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	29

Consolidated statements of changes in net assets

For the Year Ended October 31, 2015 and the Period Ended October 31, 2014	2015	2014†

Operations:
Net investment loss	$(268,400)	$(181,650)
Net realized gain	692,349	349,242
Change in net unrealized appreciation (depreciation)	(804,680)	(28,088)
Increase (Decrease) in Net Assets from Operations	(380,731)	139,504

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(175,003)	—
Net realized gains	(529,760)	—
Decrease in Net Assets from Distributions to Shareholders	(704,763)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	3,418,751	23,906,052
Reinvestment of distributions	702,897	—
Cost of shares repurchased	(375,479)	(5,447)
Increase in Net Assets from Fund Share Transactions	3,746,169	23,900,605
Increase in Net Assets	2,660,675	24,040,109

Net Assets:
Beginning of year	24,040,109	—
End of year*	$26,700,784	$24,040,109
*Includes(overdistributed) undistributed net investment income, respectively, of:	$(28,288)	$52,336

†	For the period February 7, 2014 (inception date) to October 31, 2014.

See Notes to Consolidated Financial Statements.

30	Permal Alternative Select Fund 2015 Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2015	2014[2]

Net asset value, beginning of year	$10.05	$10.00

Income (loss) from operations:
Net investment loss	(0.12)	(0.09)
Net realized and unrealized gain (loss)	(0.03)	0.14
Total income (loss) from operations	(0.15)	0.05

Less distributions from:
Net investment income	(0.06)	—
Net realized gains	(0.22)	—
Total distributions	(0.28)	—

Net asset value, end of year	$9.62	$10.05
Total return[3]	(1.46)%	0.40%

Net assets, end of year (000s)	$2,168	$2,153

Ratios to average net assets:
Gross expenses	5.46%	10.22%[4]
Net expenses[5,6]	2.76	2.78 [4]
Net investment loss	(1.23)	(1.29) [4]

Portfolio turnover rate	214%	192%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class A shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	31

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2015	2014[2]

Net asset value, beginning of year	$9.99	$10.00

Income (loss) from operations:
Net investment loss	(0.20)	(0.15)
Net realized and unrealized gain (loss)	(0.02)	0.14
Total loss from operations	(0.22)	(0.01)

Less distributions from:
Net investment income	(0.00) [3]	—
Net realized gains	(0.22)	—
Total distributions	(0.22)	—

Net asset value, end of year	$9.55	$9.99
Total return[4]	(2.21)%	(0.10)%

Net assets, end of year (000s)	$987	$1,008

Ratios to average net assets:
Gross expenses	6.22%	11.00%[5]
Net expenses[6,7]	3.52	3.57 [5]
Net investment loss	(1.99)	(2.08) [5]

Portfolio turnover rate	214%	192%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class C shares did not exceed 3.45%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

32	Permal Alternative Select Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2015	2014[2]

Net asset value, beginning of year	$10.04	$10.00

Income (loss) from operations:
Net investment loss	(0.12)	(0.10)
Net realized and unrealized gain (loss)	(0.03)	0.14
Total income (loss) from operations	(0.15)	0.04

Less distributions from:
Net investment income	(0.05)	—
Net realized gains	(0.22)	—
Total distributions	(0.27)	—

Net asset value, end of year	$9.62	$10.04
Total return[3]	(1.47)%	0.40%

Net assets, end of year (000s)	$1,974	$1,989

Ratios to average net assets:
Gross expenses	5.46%	10.24%[4]
Net expenses[5,6]	2.77	2.81 [4]
Net investment loss	(1.24)	(1.32) [4]

Portfolio turnover rate	214%	192%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class FI shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	33

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2015	2014[2]

Net asset value, beginning of year	$10.07	$10.00

Income (loss) from operations:
Net investment loss	(0.10)	(0.07)
Net realized and unrealized gain (loss)	(0.02)	0.14
Total income (loss) from operations	(0.12)	0.07

Less distributions from:
Net investment income	(0.08)	—
Net realized gains	(0.22)	—
Total distributions	(0.30)	—

Net asset value, end of year	$9.65	$10.07
Total return[3]	(1.22)%	0.70%

Net assets, end of year (000s)	$21,552	$18,870

Ratios to average net assets:
Gross expenses	5.21%	9.67%[4]
Net expenses[5,6]	2.51	2.44 [4]
Net investment loss	(0.98)	(0.95) [4]

Portfolio turnover rate	214%	192%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class I shares did not exceed 2.45%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

34	Permal Alternative Select Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2015	2014[2]

Net asset value, beginning of year	$10.07	$10.00

Income (loss) from operations:
Net investment loss	(0.10)	(0.07)
Net realized and unrealized gain (loss)	(0.02)	0.14
Total income (loss) from operations	(0.12)	0.07

Less distributions from:
Net investment income	(0.08)	—
Net realized gains	(0.22)	—
Total distributions	(0.30)	—

Net asset value, end of year	$9.65	$10.07
Total return[3]	(1.21)%	0.70%

Net assets, end of year (000s)	$20	$20

Ratios to average net assets:
Gross expenses	5.32%	10.13%[4]
Net expenses[5,6]	2.51	2.44 [4]
Net investment loss	(0.98)	(0.95) [4]

Portfolio turnover rate	214%	192%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class IS shares did not exceed 2.30%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2015 Annual Report	35

Notes to consolidated financial statements

1. Organization and significant accounting policies

Permal Alternative Select Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund seeks to achieve its investment objective by implementing a tactical asset allocation program of alternative strategies overseen by the Fund’s manager, Permal Asset Management LLC (“Permal”), through which the Fund will allocate its assets among a number of alternative investment strategies implemented by multiple investment subadvisers. Permal may also manage Fund assets directly.

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries, each of which will have the same investment objective as the Fund. Among other investments, Alternative Select Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands, is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests, which include commodity futures (including futures on broad-based securities indexes or interest rate futures, options on commodity futures, certain swaps and other investments). These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will

36	Permal Alternative Select Fund 2015 Annual Report

normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by

Permal Alternative Select Fund 2015 Annual Report	37

Notes to consolidated financial statements (cont’d)

market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$2,537,700	$548,245	—	$3,085,945
Industrials	1,131,735	222,851	—	1,354,586
Information technology	1,848,445	203,170	—	2,051,615
Materials	468,239	106,881	—	575,120
Other common stocks	2,722,906	—	—	2,722,906
Convertible preferred stocks	—	—	$45,187	45,187
Preferred stocks	34,557	—	—	34,557
Statutory trust certificates	25,060	—	—	25,060
Convertible bonds & notes	—	339,587	—	339,587
Corporate bonds & notes	—	3,837,795	—	3,837,795
Municipal bonds	—	351,619	—	351,619
Purchased options	45,701	315,107	—	360,808
Warrants	—	6,800	—	6,800
Total long-term investments	$8,814,343	$5,932,055	$45,187	$14,791,585
Short-term investments†	5,250,538	—	—	5,250,538
Total investments	$14,064,881	$5,932,055	$45,187	$20,042,123
Other financial instruments:
Futures contracts	$91,245	—	—	$91,245
Forward foreign currency contracts	—	$57,266	—	57,266
OTC total return swaps‡	—	85,105	—	85,105
Total other financial instruments	$91,245	$142,371	—	$233,616
Total	$14,156,126	$6,074,426	$45,187	$20,275,739

38	Permal Alternative Select Fund 2015 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short:
Common stocks	$1,597,486	—	—	$1,597,486
Corporate bonds & notes	—	$10,937	—	10,937
Written options	126,708	139,646	—	266,354
Futures contracts	8,739	—	—	8,739
Forward foreign currency contracts	—	29,120	—	29,120
OTC total return swaps‡	—	42,435	—	42,435
OTC credit default swaps on corporate issues — sell protection‡	—	434	—	434
Total	$1,732,933	$225,572	—	$1,955,505

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts, if applicable.

For the year ended October 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2015, securities valued at $1,081,147 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that Permal or a subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

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Notes to consolidated financial statements (cont’d)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

40	Permal Alternative Select Fund 2015 Annual Report

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the consolidated financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

Permal Alternative Select Fund 2015 Annual Report	41

Notes to consolidated financial statements (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of foreign denominated assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of

42	Permal Alternative Select Fund 2015 Annual Report

the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2015, the total notional value of all OTC credit default swaps to sell protection was $5,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Permal Alternative Select Fund 2015 Annual Report	43

Notes to consolidated financial statements (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Consolidated Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

44	Permal Alternative Select Fund 2015 Annual Report

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Permal Alternative Select Fund 2015 Annual Report	45

Notes to consolidated financial statements (cont’d)

As of October 31, 2015, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC total return swaps with credit related contingent features which had a liability position of $338,343. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s consolidated financial statements.

46	Permal Alternative Select Fund 2015 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$362,779	$(362,779)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from real estate investment trusts.

2. Investment management agreement and other transactions with affiliates

Permal Asset Management LLC (“Permal”) is the Fund’s investment manager. Apex Capital, LLC (“Apex”), Atlantic Investment Management, Inc. (“Atlantic”), BH-DG Systematic Trading LLC (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor) (“BH-DG”), River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC) (“River Canyon”) and TT International (“TT”) are the Fund’s subadvisers. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the administrator to the Fund. Permal and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the management agreement, the Fund pays Permal an investment management fee, calculated daily and paid monthly, at an annual rate of 1.90% of the Fund’s average daily net assets. The Fund pays LMPFA an administration fee at an annual rate of 0.09% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and Permal, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 2.70%, 3.45%, 2.70%, 2.45% and 2.30%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed the total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on

Permal Alternative Select Fund 2015 Annual Report	47

Notes to consolidated financial statements (cont’d)

securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. From time to time, LMPFA may also voluntarily waive some or all of its administration fee.

During the year ended October 31, 2015, fees waived and/or expenses reimbursed amounted to $683,523.

Permal is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will Permal recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2015, LMIS and its affiliates retained sales charges of $46 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2015, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of October 31, 2015, Legg Mason and its affiliates owned 84% of the Fund.

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and non-cash transactions) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$29,023,887	$4,962
Sales	25,262,390	4,831

48	Permal Alternative Select Fund 2015 Annual Report

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$955,469
Gross unrealized depreciation	(2,130,612)
Net unrealized depreciation	$(1,175,143)

During the year ended October 31, 2015, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of October 31, 2014	309	$129,421
Options written	21,877,245	339,351
Options closed	(19,817,517)	(281,172)
Options exercised	(880,260)	(30,121)
Options expired	(1,179,421)	(9,493)
Written options, outstanding as of October 31, 2015	356	$147,986

At October 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Bankers Acceptance	2	9/16	$379,447	$379,244	$(203)
3-Month Euribor	55	3/18	15,092,381	15,109,608	17,227
90-Day Eurodollar	15	3/18	3,682,231	3,687,750	5,519
90-Day Sterling	17	9/17	3,230,298	3,234,950	4,652
E-Mini NASDAQ 100 Index	2	12/15	181,493	185,730	4,237
E-mini Nikkei 225 Index	3	12/15	47,143	47,460	317
E-mini S&P 500 Index	3	12/15	305,179	311,055	5,876
Euro Stoxx 50	2	12/15	74,671	74,842	171
LME Price Aluminum	1	11/15	39,967	36,319	(3,648)
LME Price Aluminum	1	12/15	40,122	36,631	(3,491)
Nikkei 225	5	12/15	380,497	395,086	14,589
Topix Index	2	12/15	244,648	258,308	13,660
U.S. Treasury Ultra Long-Term Bonds	1	12/15	160,844	159,750	(1,094)
					57,812
Contracts to Sell:
Brent Crude	1	11/15	52,478	49,560	2,918
Corn	1	12/15	19,061	19,112	(51)
LME Price Aluminum	1	11/15	39,582	36,319	3,263
LME Price Aluminum	1	12/15	39,702	36,631	3,071
LME Price Aluminum	1	1/16	39,197	36,994	2,203
Low Sulphur Gasoil	1	12/15	45,749	46,000	(251)
Natural Gas	4	11/15	105,814	92,840	12,974
Soybean	1	1/16	44,287	44,288	(1)

Permal Alternative Select Fund 2015 Annual Report	49

Notes to consolidated financial statements (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell: continued
WTI Crude	1	11/15	$47,158	$46,590	$568
					24,694
Net unrealized appreciation on open futures contracts					$82,506

At October 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	173,000	USD	122,865	Deutsche Bank AG	11/2/15	$502
EUR	228,000	USD	253,153	Deutsche Bank AG	11/2/15	(2,433)
EUR	228,000	USD	253,335	Deutsche Bank AG	11/2/15	(2,615)
EUR	572,000	USD	627,198	Deutsche Bank AG	11/2/15	1,802
USD	122,551	AUD	173,000	Deutsche Bank AG	11/2/15	(815)
USD	126,943	EUR	114,000	Deutsche Bank AG	11/2/15	1,583
USD	125,979	EUR	114,000	Deutsche Bank AG	11/2/15	619
USD	126,036	EUR	114,000	Deutsche Bank AG	11/2/15	676
USD	126,292	EUR	114,000	Deutsche Bank AG	11/2/15	932
USD	650,936	EUR	572,000	Deutsche Bank AG	11/2/15	21,936
CAD	922,052	EUR	634,000	Deutsche Bank AG	11/6/15	7,924
CAD	332,528	EUR	230,000	Deutsche Bank AG	11/6/15	1,368
EUR	173,000	CAD	249,990	Deutsche Bank AG	11/6/15	(931)
EUR	173,000	CAD	249,988	Deutsche Bank AG	11/6/15	(929)
EUR	403,000	USD	442,704	Deutsche Bank AG	11/6/15	471
EUR	115,000	USD	127,310	Deutsche Bank AG	11/6/15	(845)
JPY	27,902,845	USD	230,400	Deutsche Bank AG	11/6/15	836
JPY	27,905,034	USD	230,400	Deutsche Bank AG	11/6/15	854
USD	125,816	EUR	115,000	Deutsche Bank AG	11/6/15	(648)
USD	189,443	EUR	173,000	Deutsche Bank AG	11/6/15	(803)
USD	252,169	EUR	230,000	Deutsche Bank AG	11/6/15	(759)
USD	251,526	EUR	230,000	Deutsche Bank AG	11/6/15	(1,403)
USD	317,256	EUR	288,000	Deutsche Bank AG	11/6/15	545
USD	252,790	EUR	230,000	Deutsche Bank AG	11/6/15	(139)
USD	317,111	EUR	288,000	Deutsche Bank AG	11/6/15	401
USD	126,046	EUR	115,000	Deutsche Bank AG	11/6/15	(419)
USD	631,598	EUR	576,000	Deutsche Bank AG	11/6/15	(1,822)
USD	230,500	JPY	27,781,243	Deutsche Bank AG	11/6/15	272
USD	288,000	JPY	34,835,328	Deutsche Bank AG	11/6/15	(687)
USD	230,400	JPY	27,885,312	Deutsche Bank AG	11/6/15	(691)
CAD	20,000	USD	15,179	Deutsche Bank AG	11/13/15	115
CAD	60,000	USD	45,541	Deutsche Bank AG	11/13/15	342
EUR	30,000	USD	33,188	Deutsche Bank AG	11/13/15	(195)
GBP	40,000	USD	61,602	Deutsche Bank AG	11/13/15	58

50	Permal Alternative Select Fund 2015 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	5,265,636	AUD	60,000	Deutsche Bank AG	11/13/15	$876
JPY	873,574	AUD	10,000	Deutsche Bank AG	11/13/15	113
JPY	12,004,426	AUD	140,000	Deutsche Bank AG	11/13/15	(294)
JPY	3,429,358	AUD	40,000	Deutsche Bank AG	11/13/15	(88)
JPY	2,576,283	AUD	30,000	Deutsche Bank AG	11/13/15	(31)
JPY	1,590,000	USD	13,137	Deutsche Bank AG	11/13/15	40
JPY	1,740,000	USD	14,423	Deutsche Bank AG	11/13/15	(2)
JPY	11,900,000	USD	98,834	Deutsche Bank AG	11/13/15	(211)
MXN	30,000	USD	1,816	Deutsche Bank AG	11/13/15	(1)
MXN	110,000	USD	6,676	Deutsche Bank AG	11/13/15	(21)
MXN	70,000	USD	4,205	Deutsche Bank AG	11/13/15	30
NZD	20,000	USD	13,554	Deutsche Bank AG	11/13/15	(21)
NZD	20,000	USD	13,479	Deutsche Bank AG	11/13/15	54
PLN	20,000	USD	5,193	Deutsche Bank AG	11/13/15	(19)
TRY	10,000	USD	3,446	Deutsche Bank AG	11/13/15	(27)
TRY	10,000	USD	3,446	Deutsche Bank AG	11/13/15	(27)
TRY	10,000	USD	3,421	Deutsche Bank AG	11/13/15	(2)
USD	347,922	AUD	480,000	Deutsche Bank AG	11/13/15	5,812
USD	7,241	AUD	10,000	Deutsche Bank AG	11/13/15	114
USD	213,653	AUD	300,000	Deutsche Bank AG	11/13/15	(166)
USD	127,791	AUD	180,000	Deutsche Bank AG	11/13/15	(500)
USD	71,001	AUD	100,000	Deutsche Bank AG	11/13/15	(272)
USD	380,454	CAD	500,000	Deutsche Bank AG	11/13/15	(1,896)
USD	38,017	CAD	50,000	Deutsche Bank AG	11/13/15	(218)
USD	7,553	CAD	10,000	Deutsche Bank AG	11/13/15	(94)
USD	15,219	CAD	20,000	Deutsche Bank AG	11/13/15	(75)
USD	253,657	EUR	230,000	Deutsche Bank AG	11/13/15	707
USD	143,513	EUR	130,000	Deutsche Bank AG	11/13/15	542
USD	121,456	EUR	110,000	Deutsche Bank AG	11/13/15	480
USD	88,616	EUR	80,000	Deutsche Bank AG	11/13/15	633
USD	76,753	EUR	70,000	Deutsche Bank AG	11/13/15	(232)
USD	92,082	GBP	60,000	Deutsche Bank AG	11/13/15	(408)
USD	15,357	GBP	10,000	Deutsche Bank AG	11/13/15	(58)
USD	45,889	GBP	30,000	Deutsche Bank AG	11/13/15	(356)
USD	15,320	GBP	10,000	Deutsche Bank AG	11/13/15	(95)
USD	45,859	GBP	30,000	Deutsche Bank AG	11/13/15	(386)
USD	96,471	JPY	11,650,000	Deutsche Bank AG	11/13/15	(80)
USD	109,298	JPY	13,220,000	Deutsche Bank AG	11/13/15	(265)
USD	94,728	MXN	1,570,000	Deutsche Bank AG	11/13/15	(259)
USD	9,637	MXN	160,000	Deutsche Bank AG	11/13/15	(43)
USD	3,624	MXN	60,000	Deutsche Bank AG	11/13/15	(6)
USD	117,320	NOK	980,000	Deutsche Bank AG	11/13/15	2,001

Permal Alternative Select Fund 2015 Annual Report	51

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,149	NOK	210,000	Deutsche Bank AG	11/13/15	$438
USD	4,736	NOK	40,000	Deutsche Bank AG	11/13/15	29
USD	16,551	NOK	140,000	Deutsche Bank AG	11/13/15	77
USD	8,161	NOK	70,000	Deutsche Bank AG	11/13/15	(76)
USD	67,534	NZD	100,000	Deutsche Bank AG	11/13/15	(132)
USD	6,658	NZD	10,000	Deutsche Bank AG	11/13/15	(109)
USD	20,705	PLN	80,000	Deutsche Bank AG	11/13/15	10
USD	5,167	PLN	20,000	Deutsche Bank AG	11/13/15	(7)
USD	2,579	PLN	10,000	Deutsche Bank AG	11/13/15	(8)
USD	5,164	PLN	20,000	Deutsche Bank AG	11/13/15	(10)
USD	2,565	PLN	10,000	Deutsche Bank AG	11/13/15	(22)
USD	2,360	SEK	20,000	Deutsche Bank AG	11/13/15	19
USD	9,415	SEK	80,000	Deutsche Bank AG	11/13/15	50
USD	10,580	SEK	90,000	Deutsche Bank AG	11/13/15	43
USD	5,891	SEK	50,000	Deutsche Bank AG	11/13/15	37
USD	17,176	TRY	50,000	Deutsche Bank AG	11/13/15	82
USD	3,423	TRY	10,000	Deutsche Bank AG	11/13/15	4
USD	13,555	TRY	40,000	Deutsche Bank AG	11/13/15	(120)
USD	50,456	ZAR	690,000	Deutsche Bank AG	11/13/15	682
USD	2,936	ZAR	40,000	Deutsche Bank AG	11/13/15	50
USD	7,287	ZAR	100,000	Deutsche Bank AG	11/13/15	73
USD	5,049	ZAR	70,000	Deutsche Bank AG	11/13/15	—
USD	106,953	EUR	98,000	Credit Suisse International	11/30/15	(849)
BRL	10,000	USD	2,501	Deutsche Bank AG	12/16/15	57
BRL	10,000	USD	2,489	Deutsche Bank AG	12/16/15	68
BRL	10,000	USD	2,405	Deutsche Bank AG	12/16/15	152
BRL	20,000	USD	4,759	Deutsche Bank AG	12/16/15	356
BRL	20,000	USD	4,615	Deutsche Bank AG	12/16/15	501
BRL	10,000	USD	2,453	Deutsche Bank AG	12/16/15	105
BRL	20,000	USD	4,972	Deutsche Bank AG	12/16/15	143
BRL	10,000	USD	2,565	Deutsche Bank AG	12/16/15	(8)
BRL	10,000	USD	2,599	Deutsche Bank AG	12/16/15	(42)
BRL	10,000	USD	2,544	Deutsche Bank AG	12/16/15	13
BRL	10,000	USD	2,566	Deutsche Bank AG	12/16/15	(8)
BRL	10,000	USD	2,526	Deutsche Bank AG	12/16/15	31
BRL	10,000	USD	2,543	Deutsche Bank AG	12/16/15	15
BRL	20,000	USD	5,140	Deutsche Bank AG	12/16/15	(25)
INR	150,000	USD	2,225	Deutsche Bank AG	12/16/15	53
INR	1,940,000	USD	28,974	Deutsche Bank AG	12/16/15	485
INR	2,200,000	USD	32,948	Deutsche Bank AG	12/16/15	459
INR	700,000	USD	10,524	Deutsche Bank AG	12/16/15	106
INR	120,000	USD	1,791	Deutsche Bank AG	12/16/15	31

52	Permal Alternative Select Fund 2015 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	1,010,000	USD	15,163	Deutsche Bank AG	12/16/15	$174
INR	900,000	USD	13,552	Deutsche Bank AG	12/16/15	114
INR	1,380,000	USD	20,904	Deutsche Bank AG	12/16/15	52
INR	530,000	USD	8,036	Deutsche Bank AG	12/16/15	12
INR	450,000	USD	6,827	Deutsche Bank AG	12/16/15	6
INR	780,000	USD	11,864	Deutsche Bank AG	12/16/15	(19)
INR	520,000	USD	7,955	Deutsche Bank AG	12/16/15	(58)
INR	500,000	USD	7,648	Deutsche Bank AG	12/16/15	(55)
INR	560,000	USD	8,538	Deutsche Bank AG	12/16/15	(35)
INR	660,000	USD	10,089	Deutsche Bank AG	12/16/15	(67)
INR	210,000	USD	3,205	Deutsche Bank AG	12/16/15	(16)
INR	690,000	USD	10,564	Deutsche Bank AG	12/16/15	(86)
INR	250,000	USD	3,821	Deutsche Bank AG	12/16/15	(24)
INR	660,000	USD	10,112	Deutsche Bank AG	12/16/15	(90)
INR	240,000	USD	3,670	Deutsche Bank AG	12/16/15	(26)
INR	290,000	USD	4,434	Deutsche Bank AG	12/16/15	(30)
USD	2,568	BRL	10,000	Deutsche Bank AG	12/16/15	10
USD	32,474	BRL	130,000	Deutsche Bank AG	12/16/15	(774)
USD	2,490	BRL	10,000	Deutsche Bank AG	12/16/15	(67)
USD	7,248	BRL	30,000	Deutsche Bank AG	12/16/15	(425)
USD	2,420	BRL	10,000	Deutsche Bank AG	12/16/15	(138)
USD	2,540	BRL	10,000	Deutsche Bank AG	12/16/15	(18)
USD	2,555	BRL	10,000	Deutsche Bank AG	12/16/15	(2)
USD	2,505	BRL	10,000	Deutsche Bank AG	12/16/15	(53)
USD	5,012	BRL	20,000	Deutsche Bank AG	12/16/15	(103)
USD	2,522	BRL	10,000	Deutsche Bank AG	12/16/15	(36)
USD	2,521	BRL	10,000	Deutsche Bank AG	12/16/15	(36)
USD	4,298	INR	290,000	Deutsche Bank AG	12/16/15	(106)
USD	4,733	INR	320,000	Deutsche Bank AG	12/16/15	(126)
USD	2,650	INR	180,000	Deutsche Bank AG	12/16/15	(83)
USD	90,723	INR	6,130,000	Deutsche Bank AG	12/16/15	(2,362)
USD	3,983	INR	270,000	Deutsche Bank AG	12/16/15	(117)
USD	3,408	INR	230,000	Deutsche Bank AG	12/16/15	(85)
USD	2,529	INR	170,000	Deutsche Bank AG	12/16/15	(53)
USD	8,799	INR	590,000	Deutsche Bank AG	12/16/15	(161)
USD	1,939	INR	130,000	Deutsche Bank AG	12/16/15	(35)
USD	6,703	INR	450,000	Deutsche Bank AG	12/16/15	(131)
USD	1,975	INR	130,000	Deutsche Bank AG	12/16/15	1
USD	6,400	INR	420,000	Deutsche Bank AG	12/16/15	22
USD	4,877	INR	320,000	Deutsche Bank AG	12/16/15	17
USD	19,791	INR	1,300,000	Deutsche Bank AG	12/16/15	51
Total						$28,146

Permal Alternative Select Fund 2015 Annual Report	53

Notes to consolidated financial statements (cont’d)

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

At October 31, 2015, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2015[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Yum! Brands Inc., 6.250% due 3/15/18)	$5,000	12/20/21	2.94%	1.000% quarterly	$(434)	$(528)	$94

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (Europe) Ltd.	23,257	EUR	8/10/16	1-Month LIBOR plus 30 basis points	Ryanair Holdings PLC‡	—	$4,042
Credit Suisse Securities (Europe) Ltd.	69,040		6/20/16	1-Month LIBOR plus 30 basis points	MGM Resorts International‡	—	9,945
Credit Suisse Securities (Europe) Ltd.	70,001		6/20/16	1-Month LIBOR plus 30 basis points	Ally Financial Inc.‡	—	(8,328)
Credit Suisse Securities (Europe) Ltd.	102,828		6/20/16	1-Month LIBOR plus 30 basis points	Barrick Gold Corp.‡	—	(33,888)
Credit Suisse Securities (Europe) Ltd.	1,843,560	JPY	12/15/16	Yahoo Japan Corp.‡	1-Month LIBOR plus 50 basis points	—	(219)
Credit Suisse Securities (Europe) Ltd.	77,646		6/20/16	1-Month LIBOR	Berry Plastics Group Inc.‡	—	11,833
Credit Suisse Securities (Europe) Ltd.	42,655		6/20/16	1-Month LIBOR	Sotheby’s‡	—	3,118
Credit Suisse Securities (Europe) Ltd.	170,646		6/20/16	1-Month LIBOR plus 30 basis points	Comcast Corp.‡	—	10,138
Morgan Stanley Capital Services LLC	1,616,115		2/10/16	Apex R2 basket‡**	USD-Federal Funds-H.15	—	46,029
Total						—	$42,670

54	Permal Alternative Select Fund 2015 Annual Report

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

**	Custom equity basket of securities intended to perform in correlation to the Russell 2000 Index.

Abbreviation used in this table:
EUR	— Euro
JPY	— Japanese Yen

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at October 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[2]	—	$11,016	—	$349,792	$360,808
Futures contracts[3]	$27,398	—	$24,997	38,850	91,245
OTC swap contracts[4]	—	—	—	85,105	85,105
Forward foreign currency contracts	—	57,266	—	—	57,266
Total	$27,398	$68,282	$24,997	$473,747	$594,424

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Credit Risk	Total
Written options	—	—	—	$266,354	—	$266,354
Futures contracts[3]	$1,297	—	$7,442	—	—	8,739
OTC swap contracts[4]	—	—	—	42,435	$434	42,869
Forward foreign currency contracts	—	$29,120	—	—	—	29,120
Total	$1,297	$29,120	$7,442	$308,789	$434	$347,082

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Permal Alternative Select Fund 2015 Annual Report	55

Notes to consolidated financial statements (cont’d)

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[1]	$(5,378)	$18,685	$(4,024)	$176,648	$185,931
Written options	(632)	(10,588)	(5,134)	(49,836)	(66,190)
Futures contracts	35,751	—	157,960	(162,642)	31,069
Swap contracts	—	—	—	2,170	2,170
Forward foreign currency contracts[2]	—	308,507	—	—	308,507
Total	$29,741	$316,604	$148,802	$(33,660)	$461,487

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Credit Risk	Total
Purchased options[1]	$2,501	$2,001	—	$118,734	—	$123,236
Written options	—	—	—	(93,429)	—	(93,429)
Futures contracts	(3,510)	—	$28,049	24,130	—	48,669
Swap contracts	—	—	—	55,916	$94	56,010
Forward foreign currency contracts[2]	—	(64,164)	—	—	—	(64,164)
Total	$(1,009)	$(62,163)	$28,049	$105,351	$94	$70,322

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

56	Permal Alternative Select Fund 2015 Annual Report

During the year ended October 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$302,460
Written options	237,644
Futures contracts (to buy)	21,447,616
Futures contracts (to sell)	2,700,949
Forward foreign currency contracts (to buy)	4,863,900
Forward foreign currency contracts (to sell)	9,325,478

Average Notional Balance
Total return swap contracts	$2,349,709
Credit default swap contracts (to sell protection)	385

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2015:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$360,808	—	$360,808
Futures contracts[5]	84,235	$(84,235)	—
OTC swap contracts	85,105	—	85,105
Forward foreign currency contracts	57,266	—	57,266
Total	$587,414	$(84,235)	$503,179

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2015:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,6]	Net Amount
Written options	$266,354	$(245,000)	$21,354
OTC swap contracts	42,869	(42,869)	—
Forward foreign currency contracts	29,120	(29,120)	—
Total	$338,343	$(316,989)	$21,354

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in Investments at value in the Consolidated Statement of Asset and Liabilities.

[5]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[6]	See the Consolidated Schedule of Investments for securities pledged as collateral.

Permal Alternative Select Fund 2015 Annual Report	57

Notes to consolidated financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$5,527	$100
Class C	10,266	100
Class FI	5,090	100
Class I	—	1,846
Class IS	—	24
Total	$20,883	$2,170

For the year ended October 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements*
Class A	$59,695
Class C	27,679
Class FI	54,864
Class I	540,705
Class IS	580
Total	$683,523

*	Includes administration fees waived in the amount of $22,788.

6. Distributions to shareholders by class

	Year Ended October 31, 2015	Period Ended October 31, 2014†
Net Investment Income:
Class A	$12,241	—
Class C	154	—
Class FI	10,990	—
Class I	151,453	—
Class IS	165	—
Total	$175,003	—

58	Permal Alternative Select Fund 2015 Annual Report

	Year Ended October 31, 2015	Period Ended October 31, 2014†
Net Realized Gains:
Class A	$47,489	—
Class C	22,358	—
Class FI	43,853	—
Class I	415,617	—
Class IS	443	—
Total	$529,760	—

†	For the period February 7, 2014 (inception date) to October 31, 2014.

7. Shares of beneficial interest

At October 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2015		Period Ended October 31, 2014†
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,976	$69,645	214,301	$2,145,051
Shares issued on reinvestment	6,098	59,730	—	—
Shares repurchased	(2,022)	(20,931)	—	—
Net increase	11,052	$108,444	214,301	$2,145,051

Class C
Shares sold	153	$1,436	101,308	$1,013,177
Shares issued on reinvestment	2,316	22,512	—	—
Shares repurchased	—	—	(352)	(3,500)
Net increase	2,469	$23,948	100,956	$1,009,677

Class FI
Shares sold	1,571	$15,830	198,018	$1,980,230
Shares issued on reinvestment	5,598	54,843	—	—
Shares repurchased	—	—	(18)	(179)
Net increase	7,169	$70,673	198,000	$1,980,051

Class I
Shares sold	337,714	$3,331,840	1,874,058	$18,747,593
Shares issued on reinvestment	57,514	565,204	—	—
Shares repurchased	(35,353)	(354,548)	(181)	(1,768)
Net increase	359,875	$3,542,496	1,873,877	$18,745,825

Permal Alternative Select Fund 2015 Annual Report	59

Notes to consolidated financial statements (cont’d)

	Year Ended October 31, 2015		Period Ended October 31, 2014†
	Shares	Amount	Shares	Amount
Class IS
Shares sold	—	—	2,000	$20,001
Shares issued on reinvestment	62	$608	—	—
Net increase	62	$608	2,000	$20,001

†	For the period February 7, 2014 (inception date) to October 31, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal periods ended October 31, was as follows:

	2015	2014†
Distributions paid from:
Ordinary income	$655,399	—
Net long-term capital gains	49,364	—
Total taxable distributions	$704,763	—

†	For the period February 7, 2014 (inception date) to October 31, 2014.

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$434,917
Undistributed long-term capital gains — net	132,298
Total undistributed earnings	$567,215
Other book/tax temporary differences(a)	(202,844)
Unrealized appreciation (depreciation)(b)	(1,098,657)
Total accumulated earnings (losses) — net	$(734,286)

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the basis of partnership interests.

60	Permal Alternative Select Fund 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Permal Alternative Select Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the consolidated schedule of investments, as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from February 7, 2014 (inception date) to October 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Permal Alternative Select Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from February 7, 2014 (inception date) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2015

Permal Alternative Select Fund 2015 Annual Report	61

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Permal Alternative Select Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

62	Permal Alternative Select Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Permal Alternative Select Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

64	Permal Alternative Select Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Permal Alternative Select Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

66	Permal Alternative Select Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Permal Alternative Select Fund	67

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2015:

Record date:	12/9/2014	12/26/2014	6/23/2015
Payable date:	12/10/2014	12/29/2014	6/24/2015
Ordinary income:
Qualified dividend income for individuals	5.46%	5.46%	1.90%
Dividends qualifying for the dividends
received deduction for corporations	4.12%	4.12%	1.03%
Qualified short-term capital gain dividend*	$0.200480	—	$0.000410
Long-term capital gain dividend	$0.018830	—	$0.001700

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

68	Permal Alternative Select Fund

Permal Alternative Select Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Permal Asset Management LLC

Subadvisers

Apex Capital, LLC

Atlantic Investment Management, Inc.

BH-DG Systematic Trading LLP

River Canyon Fund Management LLC

TT International

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Permal Alternative Select Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Permal Alternative Select Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Select Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML107351 12/15 SR15-2661

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $352,765 in 2014 and $380,400 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,255 in 2014 and $9,130 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,360 in 2014 and $46,559 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,150 in October 31, 2014 and $0 in October 31, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014 and $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 21, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 21, 2015